Exhibit 99.3
                               ------------


                            STRUCTURAL TERM SHEETS

                                     for

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.

                 Life Financial Home Loan Owner Trust 1997-2,

                           Loan Asset Backed Notes


                                 $123,750,000

                 LIFE FINANCIAL HOME LOAN OWNER TRUST 1997-2


                                  LIFE BANK
                                   Servicer


                           COMPUTATIONAL MATERIALS


               The following 17 pages only may be distributed to
                                -----
               potential purchasers.


               The Computational Materials form MUST accompany
                                                ----
               every Computational Materials package.


                           Computational Materials


     The information contained in the attached materials is referred to as the "Information".

     The attached Information has been prepared by Life Bank ("Life"). Neither Bear, Stearns & Co. Inc. ("Bear") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the
Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Bear Trading Desk at (212) 272-4955.

     General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns by calling the telephone number listed above.


LIFE FINANCIAL HOME LOAN OWNER TRUST 1997-2
Computational Materials: Information Relating to the Notes (page 1 of 4)
-----------------------------------------------------------------------------

TRANSACTION SUMMARY
-----------------------------------------------------------------------------

                                       Estimated   Estimated  Estimated  Estimated
                                          WAL      Modified   Principal  Principal       Expected
              Approximate             to Maturity  Duration    Lockout     Window         Ratings
    Notes        Size       Coupon      (Years)    (Years)    (Months)   (Months)   (Moody's / Fitch)
Class A-1     $ 29,390,000   Fixed           1.01       0.95       none         21     Aaa / AAA
Class A-2     $ 32,110,000   Fixed           3.00       2.64         20         31     Aaa / AAA
Class A-3     $ 11,710,000   Fixed           5.00       4.12         50         25     Aaa / AAA
Class A-4     $ 16,510,000   Fixed          10.97       7.15         74        187     Aaa / AAA
Class M-1     $ 13,610,000   Fixed          10.09       6.69         60        188      Aa2 / AA
Class M-2     $ 11,140,000   Fixed          10.07       6.63         60        176       A2 / A
Class B       $  9,280,000   Fixed          10.02       6.51         60        163     Baa3 / BBB



Class A-1 (to maturity)
% of Prepayment Assumption                  0%        50%        75%       100%        125%       150%
Ramp to                                     0%         6%         9%        12%         15%        18%
Average Life (years)                      3.66       1.41       1.15       1.01        0.92       0.85
Modified Duration (years)                 3.03       1.30       1.08       0.95        0.87       0.81
First Principal Payment               10/25/97   10/25/97   10/25/97   10/25/97    10/25/97   10/25/97
Last Principal Payment                 6/25/05    7/25/00   11/25/99    6/25/99     3/25/99    1/25/99
Principal Lockout (months)                none       none       none       none        none       none
Principal Window (months)                   93         34         26         21          18         16
Illustrative Yield @ Par (30/360)       6.456%     6.265%     6.197%     6.142%      6.098%     6.061%



Class A-2 (to maturity)
% of Prepayment Assumption                  0%        50%        75%       100%        125%       150%
Ramp to                                     0%         6%         9%        12%         15%        18%
Average Life (years)                     10.55       4.91       3.72       3.00        2.53       2.19
Modified Duration (years)                 7.37       4.05       3.19       2.64        2.26       1.98
First Principal Payment                6/25/05    7/25/00   11/25/99    6/25/99     3/25/99    1/25/99
Last Principal Payment                 5/25/10    9/25/04    1/25/03   12/25/01     4/25/01   10/25/00
Principal Lockout (months)                  92         33         25         20          17         15
Principal Window (months)                   60         51         39         31          26         22
Illustrative Yield @ Par (30/360)       6.673%     6.624%     6.594%     6.565%      6.537%     6.510%


-----------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


LIFE FINANCIAL HOME LOAN OWNER TRUST 1997-2
Computational Materials: Information Relating to the Notes (page 2 of 4)
-----------------------------------------------------------------------------

Class A-3 (to maturity)
% of Prepayment Assumption                  0%        50%        75%       100%        125%       150%
Ramp to                                     0%         6%         9%        12%         15%        18%
Average Life (years)                     13.44       8.02       6.21       5.00        4.17       3.58
Modified Duration (years)                 8.55       6.00       4.91       4.12        3.53       3.09
First Principal Payment                5/25/10    9/25/04    1/25/03   12/25/01     4/25/01   10/25/00
Last Principal Payment                 3/25/12    6/25/07    5/25/05   12/25/03    11/25/02    2/25/02
Principal Lockout (months)                 151         83         63         50          42         36
Principal Window (months)                   23         34         29         25          20         17
Illustrative Yield @ Par (30/360)       6.926%     6.903%     6.886%     6.868%      6.850%     6.831%



Class A-4 (to maturity)
% of Prepayment Assumption                  0%        50%        75%       100%        125%       150%
Ramp to                                     0%         6%         9%        12%         15%        18%
Average Life (years)                     18.59      14.55      12.65      10.97        9.55       8.39
Modified Duration (years)                 9.83       8.58       7.86       7.15        6.49       5.91
First Principal Payment                3/25/12    6/25/07    5/25/05   12/25/03    11/25/02    2/25/02
Last Principal Payment                 6/25/22   11/25/21    1/25/21    6/25/19     7/25/17    3/25/16
Principal Lockout (months)                 173        116         91         74          61         52
Principal Window (months)                  124        174        189        187         177        170
Illustrative Yield @ Par (30/360)       7.383%     7.376%     7.371%     7.364%      7.358%     7.350%



Class M-1 (to maturity)
% of Prepayment Assumption                  0%        50%        75%       100%        125%       150%
Ramp to                                     0%         6%         9%        12%         15%        18%
Average Life (years)                     17.86      13.65      11.72      10.09        8.76       7.67
Modified Duration (years)                 9.55       8.18       7.41       6.69        6.04       5.48
First Principal Payment                4/25/11   11/25/05    1/25/04   10/25/02    12/25/01    5/25/01
Last Principal Payment                 5/25/22    7/25/21    4/25/20    5/25/18     9/25/16    6/25/15
Principal Lockout (months)                 162         97         75         60          50         43
Principal Window (months)                  134        189        196        188         178        170
Illustrative Yield @ Par (30/360)       7.484%     7.475%     7.469%     7.462%      7.454%     7.446%



This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


LIFE FINANCIAL HOME LOAN OWNER TRUST 1997-2
Computational Materials: Information Relating to the Notes (page 3 of 4)
-----------------------------------------------------------------------------

Class M-2 (to maturity)
% of Prepayment Assumption                  0%        50%        75%       100%        125%       150%
Ramp to                                     0%         6%         9%        12%         15%        18%
Average Life (years)                     17.86      13.63      11.69      10.07        8.74       7.65
Modified Duration (years)                 9.45       8.10       7.34       6.63        6.00       5.44
First Principal Payment                4/25/11   11/25/05    1/25/04   10/25/02    12/25/01    5/25/01
Last Principal Payment                 4/25/22   12/25/20    4/25/19    5/25/17     1/25/16    7/25/14
Principal Lockout (months)                 162         97         75         60          50         43
Principal Window (months)                  133        182        184        176         170        159
Illustrative Yield @ Par (30/360)       7.637%     7.628%     7.622%     7.614%      7.606%     7.598%


Class B (to maturity)
% of Prepayment Assumption                  0%        50%        75%       100%        125%       150%
Ramp to                                     0%         6%         9%        12%         15%        18%
Average Life (years)                     17.84      13.56      11.64      10.02        8.68       7.59
Modified Duration (years)                 9.22       7.93       7.20       6.51        5.89       5.35
First Principal Payment                4/25/11   11/25/05    1/25/04   10/25/02    12/25/01    5/25/01
Last Principal Payment                 1/25/22   11/25/19    9/25/17    4/25/16    11/25/14    3/25/13
Principal Lockout (months)                 162         97         75         60          50         43
Principal Window (months)                  130        169        165        163         156        143
Illustrative Yield @ Par (30/360)       7.984%     7.975%     7.968%     7.961%      7.952%     7.943%


**Class A-4 (to 10% clean-up call)
% of Prepayment Assumption                  0%        50%        75%       100%        125%       150%
Ramp to                                     0%         6%         9%        12%         15%        18%
Average Life (years)                     18.02      13.91      11.93      10.28        8.86       7.69
Modified Duration (years)                 9.72       8.43       7.66       6.93        6.25       5.64
First Principal Payment                3/25/12    6/25/07    5/25/05   12/25/03    11/25/02    2/25/02
Last Principal Payment                 3/25/18    8/25/14    7/25/12    1/25/11     6/25/09    1/25/08
Principal Lockout (months)                 173        116         91         74          61         52
Principal Window (months)                   73         87         87         86          80         72
Illustrative Yield @ Par (30/360)       7.382%     7.375%    7.369%`     7.362%      7.355%     7.346%



This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


LIFE FINANCIAL HOME LOAN OWNER TRUST 1997-2
Computational Materials: Information Relating to the Notes (page 4 of 4)
-----------------------------------------------------------------------------

** CLASS M-1 (TO 10% CLEAN-UP CALL)
% of Prepayment Assumption                  0%        50%        75%       100%        125%       150%
Ramp to                                     0%         6%         9%        12%         15%        18%
Average Life (years)                     17.38      13.12      11.13       9.54        8.19       7.11
Modified Duration (years)                 9.46       8.05       7.25       6.51        5.84       5.26
First Principal Payment                4/25/11   11/25/05    1/25/04   10/25/02    12/25/01    5/25/01
Last Principal Payment                 3/25/18    8/25/14    7/25/12    1/25/11     6/25/09    1/25/08
Principal Lockout (months)                 162         97         75         60          50         43
Principal Window (months)                   84        106        103        100          91         81
Illustrative Yield @ Par (30/360)       7.483%     7.474%     7.468%     7.460%      7.451%     7.442%



** Class M-2 (to 10% clean-up call)
% of Prepayment Assumption                  0%        50%        75%       100%        125%       150%
Ramp to                                     0%         6%         9%        12%         15%        18%
Average Life (years)                     17.38      13.12      11.13       9.54        8.19       7.11
Modified Duration (years)                 9.36       7.98       7.19       6.47        5.81       5.23
First Principal Payment                4/25/11   11/25/05    1/25/04   10/25/02    12/25/01    5/25/01
Last Principal Payment                 3/25/18    8/25/14    7/25/12    1/25/11     6/25/09    1/25/08
Principal Lockout (months)                 162         97         75         60          50         43
Principal Window (months)                   84        106        103        100          91         81
Illustrative Yield @ Par (30/360)       7.637%     7.627%     7.620%     7.613%      7.604%     7.594%



** CLASS B (TO 10% CLEAN-UP CALL)
% of Prepayment Assumption                  0%        50%        75%       100%        125%       150%
Ramp to                                     0%         6%         9%        12%         15%        18%
Average Life (years)                     17.38      13.12      11.13       9.54        8.19       7.11
Modified Duration (years)                 9.14       7.83       7.06       6.37        5.72       5.16
First Principal Payment                4/25/11   11/25/05    1/25/04   10/25/02    12/25/01    5/25/01
Last Principal Payment                 3/25/18    8/25/14    7/25/12    1/25/11     6/25/09    1/25/08
Principal Lockout (months)                 162         97         75         60          50         43
Principal Window (months)                   84        106        103        100          91         81
Illustrative Yield @ Par (30/360)       7.984%     7.974%     7.967%     7.959%      7.950%     7.940%



This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


LIFE FINANCIAL HOME LOAN OWNER TRUST 1997-2
Computational Materials: Information Relating to the Collateral
-----------------------------------------------------------------------------

HOME LOANS
Preliminary characteristics of the Initial Home Loans as of the Statistical Calculation Date of 8/11/97:






This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.